IMPORTANT NOTICE                             [Logo]
PLEASE READ IMMEDIATELY                 Aquilasm Group of Funds




                   TAX-FREE TRUST OF ARIZONA
      380 Madison Avenue, Suite 2300, New York, N Y 10017
                  NOTICE OF ANNUAL MEETING OF
                    SHAREHOLDERS TO BE HELD
                     ON NOVEMBER 19, 1999


TO SHAREHOLDERS OF THE TRUST:

The  purpose  of  this Notice is to advise  you  that  an  Annual
Meeting  of  the Shareholders of Tax-Free Trust of  Arizona  (the
"Trust") will be held:

Place:    (a) at the Arizona Biltmore, Grand Ballroom;
               24th Street at Missouri
               Phoenix, AZ 85016

Time:          (b)  on November 19, 1999
               at 10:00 a.m. local time;

Purposes: (c)  for the following purposes:

                           (i)  to  elect  seven  Trustees;  each
               Trustee elected will hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected;

                          (ii) to ratify (that is, to approve) or
               reject the selection of KPMG LLP as the Trust's independent auditors for the fiscal year ending
               June 30, 2000 (Proposal No. 1); and

PLEASE NOTE:

If you do not expect to attend the Meeting, please indicate voting instructions in any of three ways: by telephone, by e-mail or by completing the enclosed proxy and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.



                          (iii)  to  act  upon any other  matters
               which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares: (d) To vote at the Meeting, you must have been a shareholder on the Trust's records at the close of business on August 26, 1999 (the "record date"). Also, the number of shares of each of the Trust's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                         By order of the Board of Trustees,

                         EDWARD M. W. HINES
                         Secretary





October 1, 1999


                    TAX-FREE TRUST OF ARIZONA
    380 Madison Avenue, Suite 2300, New York, New York 10017
                        PROXY STATEMENT

                          INTRODUCTION

      The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Trust of Arizona (the "Trust"). The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     A copy of the Trust's most recent annual report and most recent semi-annual report will be sent to you without charge upon written request to the Trust's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-437-1020 toll-free or 212-697-6666.

     The Trust's organizer and Manager (the "Manager") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's Investment Sub-Adviser (the "Sub-Adviser") is Banc One Investment Advisors Corporation, 241 North Central Avenue, Phoenix, AZ 85004.

     This Notice and Proxy Statement are first being mailed on or about October 1, 1999.

     You can vote in three ways:

     Proxy Ballot

      The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

      As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on that proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark any box on the proposal, the proxy holders will vote your shares for the proposal.

     Telephone Voting

     You can vote your shares by telephone. You should first read the Proxy Statement. To vote, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on the enclosed proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, do not return the proxy card by mail.

     Internet Voting

      You can vote your shares by the Internet. You should first read the Proxy Statement. To vote, contact the Trust at http://www.proxyvote.com. You will be prompted to enter the 12-digit control number on the enclosed proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, do not return the proxy card by mail.

      You may end the power of the proxy holders to vote your shares by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number above or contacting the Trust's internet address above, entering your 12-digit control number and revoking your previous vote.

      Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum or voted on any matter.

      The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of their shares. The Trust will pay these firms their out-of-pocket expenses for doing so.

      On the record date, the Trust had three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Trust's outstanding classes of shares was as follows: Class A Shares, $10.38; Class C Shares, $10.39; and Class Y Shares, $10.41. The meeting is expected to act only upon matters that affect the Trust as a whole: the election of Trustees and the action on the selection of auditors (Proposal No. 1). On matters that affect the Trust as a whole, all shareholders of the Trust, including the shareholders of all classes of the Trust, are entitled to vote at the meeting.

      On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 37,291,318; Class C Shares, 153,247; and Class Y Shares, 207,923.

     Of shares of the Trust outstanding on the record date, Zions First National Bank, P.O. Box 30880, Salt Lake City, UT held of record 204,435 Class Y Shares (8.84% of the class) and Donaldson Lufkin Jenrette Securities Corporation, P.O. Box 2052, Jersey City, NJ 07303 held of record in 5 accounts 94,868 Class Y Shares (61.9% of the class). On the basis of information received from those holders, the Trust's management believes that all of such shares are held for the benefit of clients. The Trust's management is not aware of any other person owning of record or beneficially 5% or more of the shares of any class of Trust's outstanding shares as of that date.

                      ELECTION OF TRUSTEES

     At the meeting, seven Trustees are to be elected. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the meeting, this means the meeting held at the scheduled time or any adjourned meeting or meetings.

     Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can instruct the proxy holders as to the voting of your shares as to the election of Trustees.

     All of the nominees are presently Trustees and were elected by the shareholders in October 1998. Mr. Herrmann, Mr. Courtney, Mr. Ensign and Ms. Mills have been Trustees since the beginning of the Trust's operations in 1986. Mr. Carlson has been a Trustee since 1987. Ms. Herrmann and Mr. Lucking have been Trustees since 1994. In the material below and elsewhere in this Proxy Statement, Aquila Management Corporation is referred to as the "Manager" and the Trust's Distributor, Aquila Distributors, Inc., is referred to as the "Distributor." Mr. Herrmann is an interested person of the Trust as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Trust and a director, officer and shareholder of the Manager and the Distributor. Ms. Herrmann is an interested person of the Trust as an officer of the Trust and the Manager and a shareholder of the Distributor. Each is also an interested person as a member of the immediate family of the other. Mr. Carlson is an interested person of the Trust as a security holder of the Sub-Adviser's parent, Bank One Corporation. They are so designated by an asterisk.


     In the following material Pacific Capital Cash Assets Trust, Churchill Cash Reserves Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are together with Capital Cash Management Trust ("CCMT") called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona (this Trust), Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds."

      Described in the following material are the name, positions with the Trust, age as of the record date and business experience during at least the past five years (other than with the Trust) of each nominee and all officers of the Trust. All shares listed as owned by the Trustees are Class A Shares unless indicated otherwise.




Lacy B. Herrmann*        Chairman  Founder and Chairman of
380 Madison Avenue       of the    the Board of Aquila
New York, New York       Board of  Management Corporation,
10017                    Trustees  the sponsoring
Age: 70
                                        organization and
Shares owned: 214                                      Manager or
                                        Administrator

and/or Adviser or Sub-Adviser
                                   to the Aquila Money-Market
                                   Funds, the Aquila Bond Funds
                                   and the Aquila Equity Funds,
                                   and Founder, Chairman of the
                                   Board of Trustees and
                                   (currently or until 1998)
                                   President of each since its
                                   establishment, beginning in
                                   1984; Director of Aquila
                                   Distributors, Inc.,
                                   distributor of the above
                                   funds, since 1981 and formerly
                                   Vice President or Secretary,
                                   1981-1998; President and a
                                   Director of STCM Management
                                   Company, Inc., sponsor and
                                   sub-adviser to CCMT; Founder
                                   and Chairman of several other
                                   money market funds; Director
                                   or Trustee of OCC Cash
                                   Reserves, Inc. and Quest For
                                   Value Accumulation Trust, and
                                   Director or Trustee of
                                   Oppenheimer Quest Value Fund,
                                   Inc., Oppenheimer Quest Global
                                   Value Fund, Inc. and
                                   Oppenheimer Rochester Group of
                                   Funds, each of which is an
                                   open-end investment company;
                                   Trustee of Brown University,
                                   1990-1996 and currently
                                   Trustee  Emeritus; actively
                                   involved for many years in
                                   leadership roles with
                                   university, school and
                                   charitable organizations.



Arthur K. Carlson*       Trustee   Retired; Advisory
8702 North Via La Serena                          Director of the
Paradise Valley, Arizona                          Renaissance
                                        Companies
85253
                                        (design and construction
Age: 77
                                        companies of commercial,
                                        Shares owned: 4,543 (1)
                                   industrial and upscale
                                   residential properties)since
                                   1996; Senior Vice President
                                   and Manager of the Trust
                                   Division of The Valley
                                   National Bank of Arizona,
                                   1977-1987; Trustee of Tax-Free
                                   Fund of Colorado, Hawaiian
                                   Tax-Free Trust, Tax-Free Trust
                                   of Arizona (this Trust) and
                                   Pacific Capital Cash Assets
                                   Trust since 1987, of Pacific
                                   Capital Tax-Free Cash Assets
                                   Trust and Pacific Capital U.S.
                                   Government  Securities Cash
                                   Assets Trust since 1988 and of
                                   Aquila Rocky Mountain Equity
                                   Fund since 1993; previously
                                   Vice President of Investment
                                   Research at Citibank, New York
                                   City, and prior to that Vice
                                   President and Director of
                                   Investment Research of Irving
                                   Trust Company, New York City;
                                   past President of The New York
                                   Society of Security Analysts
                                   and currently a member of the
                                   Phoenix Society of Financial
                                   Analysts; formerly Director of
                                   the Financial Analysts
                                   Federation; past Chairman of
                                   the Board and past Director of
                                   Mercy Healthcare of Arizona,
                                   Phoenix, Arizona; Director of
                                   St. Joseph's Hospital
                                   Foundation since 1996 and
                                   Director of Northern Arizona
                                   University Foundation since
                                   1990, presently or formerly an
                                   officer and/or director of
                                   various other community and
                                   professional organizations.
                                        (1) Held of record by a
                                   nominee.


Thomas W. Courtney       Trustee   President of Courtney
P.O. Box 8186
                                        Associates, Inc., a
Naples, Florida 33941                             venture capital
Age: 66
                                        firm,since 1988; General
Shares owned: 696                                 Partner of
                                   Trivest Venture Fund,
                                   1983-1988; President of
                                   Federated Investment
                                   Counseling Inc., 1975-1982;
                                   President of Boston Company
                                   Institutional Investors, Inc.,
                                   1970-1975; formerly a Director
                                   of the Financial Analysts
                                   Federation; Trustee of
                                   Hawaiian Tax-Free Trust and
                                   Pacific Capital Cash Assets
                                   Trust since 1984, of Tax-Free
                                   Trust of Arizona (this Trust)
                                   since 1986 and of Pacific
                                   Capital Tax-Free Cash Assets
                                   Trust and Pacific Capital U.S.
                                   Government Securities Cash
                                   Assets Trust since 1988;
                                   Trustee of numerous
                                   Oppenheimer Capital and
                                   Oppenheimer Management Funds.

William L. Ensign        Trustee   Planning and Architectura
l2928 Cortland Place N.W.          Consultant; Acting
Washington, D.C. 20008             Architect of the United
Age: 70                            States Capital 1995-1997;
Shares owned: 718 (2)              Assistant Architect of the
                                   United States Capital 1980-
                                   1995; previously President and
                                   CEO, McLeod Ferrara Ensign, an
                                   international planning and
                                   design firm based in
                                   Washington DC; Fellow and
                                   former Director of the
                                   American Institute of
                                   Architects; District of
                                   Columbia Zoning Commissioner
                                   1989-1997; member, U.S.
                                   Capitol Police Board 1995-
                                   1997, National Advisory
                                   Council on Historic
                                   Preservation 1989-1997,
                                   National Capital Memorial
                                   Commission 1989-1997; Acting
                                   Director of the U.S. Botanic
                                   Garden 1995-1997; Trustee,
                                   National Building Museum 1995-
                                   1997; Trustee of Tax-Free
                                   Trust of Arizona (this Trust)
                                   since 1986 and of Tax-Free
                                   Fund For Utah since 1991;
                                   Trustee of Oxford Cash
                                   Management Fund, 1983-1989.

(2) Held jointly with his wife.

Diana P. Herrmann*       President President and Chief
380 Madison Avenue       Trustee   Operating Officer of the
New York, New York                 Manager since 1997, 10017 Age:
41                            a Director since 1984,
Shares owned: 510                                 Secretary since
                                   1986 and previously its
                                   Executive Vice President,
                                   Senior Vice President or Vice
                                   President, 1986-1997;
                                   President of various Aquila
                                   Bond and Money-Market Funds
                                   since 1998; Assistant Vice
                                   President, Vice President,
                                   Senior Vice President  or
                                   Executive Vice President of
                                   Aquila Money-Market, Bond and
                                   Equity Funds since 1986;
                                   Trustee of a number of Aquila
                                   Money-Market, Bond and Equity
                                   Funds since  1995; Trustee of
                                   Reserve Money-Market Funds
                                   since 1999 and Reserve Private
                                   Equity Series since 1998;
                                   Assistant Vice President and
                                   formerly Loan Officer of
                                   European American Bank,
                                   1981-1986; daughter of the
                                   Trust's Chairman; Trustee of
                                   the Leopold Schepp Foundation
                                   (academic scholarships) since
                                   1995; actively involved in
                                   mutual fund and trade
                                   associations and in college
                                   and other volunteer
                                   organizations.


John C. Lucking     Trustee        President, Econ-Linc, an 7537
N. Central Av.                     economic consulting firm,
Phoenix, Arizona                   since 1995; Consulting
850206                             Economist, Bank One
Age: 56
                                        Arizona, (formerly Valley
Shares owned: 1,353                               National Bank
                                   of Arizona)1994-1996; Chief
                                   Economist, Valley National
                                   Bank of Arizona, 1987-1994;
                                   Municipal bond analyst and
                                   government securities
                                   institutional sales
                                   representative, Valley
                                   National Bank of Arizona, 1984-
                                   1987; Financial Analyst,
                                   Phelps Dodge Corporation (a
                                   mining company) 1980-1984;
                                   Director of New Mexico and
                                   Arizona Land Company since
                                   1993; Director of Northern
                                   Arizona University Investment
                                   Committee since 1997; Director
                                   SANU Resources and SHRI
                                   (privately held mining and
                                   exploration companies) since
                                   1996; Director: Arizona
                                   Historical Foundation and The
                                   Arizona Mining and Mineral
                                   Museum Foundation. Member:
                                   Joint Legislative Budget
                                   Committee Economic Advisory
                                   Panel; Western Blue Chip
                                   Economic Forecast Panel; The
                                   Economic Club of Phoenix; The
                                   Arizona Economic Roundtable;
                                   The National Association of
                                   Business Economists and the
                                   National Association  of
                                   Corporate Directors.

Anne J. Mills       Trustee        Vice President for Business
167 Glengarry Place                Affairs of Ottawa University
Castle Pines Village               since 1992; Director of
Castle Rock,                       Customer Fulfillment,
Colorado 80104                                         U.S.
                                   Marketing and Services
Age: 60
                                   Group, IBM Corporation, 1990-
Shares owned: 810                                 1991; Director
                                   of Business Requirements of
                                   that Group, 1988-1990;
                                   Director of Phase Management
                                   of that Group, 1985-1988;
                                   Budget Review Officer of the
                                   American Baptist Churches/USA,
                                   1994-1997; Director of the
                                   American Baptist Foundation
                                   1985-1986 and since 1998;
                                   Trustee of Brown University;
                                   Trustee of Churchill Cash
                                   Reserves Trust since 1985, of
                                   Tax-Free Trust of Arizona
                                   (this Trust) since 1986, of
                                   Churchill Tax-Free Fund of
                                   Kentucky, Tax-Free Fund of
                                   Colorado and Capital Cash
                                   Management Trust since 1987
                                   and of Tax-Free Fund For Utah
                                   since 1994.


Susan A. Cook            Senior    Registered Representative
6220 E. Thomas Road      Vice      of Aquila Distributors,
Scottsdale, Arizona      President Inc. since 1993; Account
85251                              Executive, Cowen &
Age: 44
                                   Company, Members of the New
                                   York Stock Exchange, 1988-
                                   1991. Institutional Sales and
                                   Trading at Robertson,
                                   Stephens, & Montgomery
                                   Securities in San Francisco,
                                   CA, 1981-1986.








Kimball L. Young         Vice      Co-Founder of Lewis
2049 Herbert        President      Young Robertson&
Avenue                             Burningham,Inc., an NASD
Salt Lake City, Utah               licensed broker/dealer
84108                              providing public
Age: 52                            finance services to Utah local
                                   governments, 1995-present.
                                   Senior Vice President of Tax-
                                   Free Trust of Arizona (this
                                   Trust) and Tax-Free Fund For
                                   Utah. Formerly Senior Vice
                                   President-Public Finance,
                                   Kemper Securities Inc., Salt
                                   Lake City, Utah.

Alan R.Stockman          Vice      Vice President of Tax-
6220 E. Thomas       President     Free Trust of Arizona
Road, Scottsdale                   (this Trust) and Aquila Rocky
Arizona 85251                      Mountain Equity Fund since
Age:45                             1999; Registered
                                   Representative of Aquila
                                   Distributors, Inc. since 1999;
                                   Commercial Client Services
                                   Representative, Bank One, 1997-
                                   1999; Trader and Financial
                                   Consultant, National Bank of
                                   Arizona (Zions Investment
                                   Securities Inc.), Phoenix,
                                   Arizona 1996-1997; Vice
                                   President and Investment
                                   Department Manager, National
                                   Bank of Alaska, Anchorage,
                                   Alaska 1985-1995.





Rose F. Marotta          Chief     Chief Financial Officer
380 Madison Avenue       Financial of the Aquila Money-
New York, New York       Officer   Market, Bond and Equity
10017                              Funds since 1991 and
Age: 75
                                   Treasurer, 1981-1991;
                                   formerly Treasurer of the
                                   predecessor of CCMT;
                                   Treasurer and Director of
                                   STCM Management Company,
                                   Inc., since 1974; Treasurer
                                   of Trinity Liquid Assets
                                   Trust, 1982-1986 and of
                                   Oxford Cash Management Fund,
                                   1982-1988; Treasurer of InCap
                                   Management Corporation since
                                   1982, of the Manager since
                                   1984 and of the Distributor
                                   since 1985.


Richard F. West          Treasurer Treasurer of the Aquila
380 Madison Avenue,                Money-Market, Bond
New York, New York 10017           and Equity Funds and
Age: 63                            of Aquila Distributors,

Inc. since 1992; Associate
                                   Director of Furman Selz
                                   Incorporated, 1991-1992; Vice
                                   President of Scudder, Stevens
                                   & Clark, Inc. and Treasurer
                                   of Scudder Institutional
                                   Funds, 1989-1991; Vice
                                   President of Lazard Freres
                                   Institutional Funds Group,
                                   Treasurer of  Lazard Freres
                                   Group of Investment Companies
                                   and HT Insight Funds, Inc.,
                                   1986-1988; Vice President of
                                   Lehman Management Co., Inc.
                                   and Assistant Treasurer of
                                   Lehman Money Market Funds,
                                   1981-1985; Controller of
                                   Seligman Group of Investment
                                   Companies, 1960-1980.

Edward M. W. Hines       Secretary Partner of Hollyer Brady
551 Fifth Avenue                   Smith Troxell Barrett
New York, New York 10176           Rockett Hines & Mone
Age: 59                            LLP, attorneys, since

1989 and counsel, 1987-1989;
                                   Secretary of the Aquila
                                   Money-Market, Bond and Equity
                                   Funds since 1982; Secretary of
                                   Trinity Liquid Assets Trust,
                                   1982-1985 and Trustee of that
                                   Trust, 1985-1986; Secretary of
                                   Oxford Cash Management Fund,
                                   1982-1988.

John M. Herndon          Assistant Assistant Secretary of
380 Madison Avenue       Secretary the Aquila Money-Market,
New York, New York                 Bond and Equity Funds
10017                              since 1995 and Vice
Age: 59                                                President
                                   of the Aquila Money-Market
                                   Funds since 1990; Vice
                                   President of the Manager since
                                   1990; Investment Services
                                   Consultant and Bank Services
                                   Executive of Wright Investors'
                                   Service, a registered
                                   investment adviser, 1983-1989;
                                   Member of the American Finance
                                   Association, the Western
                                   Finance Association and the
                                   Society of Quantitative
                                   Analysts.

     The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended June 30, 1999, the Trust paid a total of $70,423 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.

     The Trust is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money market funds and equity funds. The following table lists the compensation of all Trustees who received compensation from the Trust and the compensation they received during the Trust's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila group.

                                   Compensation   Number of
                                   from all       boards on
                    Compensation   funds in the   which the
                    from the       Aquilasm       Trustee
Name                Trust          Group          serves

Arthur K. Carlson    $8,904        $57,550             7

Thomas W. Courtney   $9,450        $47,304             5

William L. Ensign   $10,516        $13,408             2

Anne J. Mills       $10,670        $34,572             6

John C. Lucking     $9,150         $9,150              1

     Class A Shares may be purchased without a sales charge by certain of the Trust's Trustees and officers.

     The Trust's Manager is manager or administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of June 30, 1999, these funds had aggregate assets of approximately $3.2 billion, of which approximately $1.9 billion consisted of assets of the tax-free municipal bond funds. The Manager is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through a trust and by his wife. During the fiscal year ended June 30, 1999 the Trust paid $1,605,996 in management fees.

     During the fiscal year ended June 30, 1999, $598,973 was paid under Part I of the Trust's Distribution Plan to Qualified Recipients. Of that amount, $23,262 was paid to the Distributor. During the same period $8,802 was paid to Qualified Recipients under Part II of the Plan with respect to the Trust's Class C Shares, of which $5,986 was retained by the Distributor.

      The Distributor currently handles the distribution of the shares of fourteen funds (five money-market funds, seven tax-free municipal bond funds and two equity funds), including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 72% by Mr. Herrmann and other members of his immediate family, 24% by Diana
P. Herrmann and the balance by an officer of the Distributor.

Other Information on Trustees

     The Trustees have appointed an Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons" of the Trust, as that term is defined in the 1940 Act. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and
(iii) reviews the adequacy of the Trust's internal accounting procedures and controls. The Committee held two meetings during the Trust's last fiscal year. The Board of Trustees does not have a nominating committee. During the Trust's last fiscal year, the Board of Trustees held four meetings. All current Trustees were present for at least 75% of the total number of Board meetings and Audit Committee Meetings (if such Trustee was a member of that Committee).

                    RATIFICATION OR REJECTION
                         OF SELECTION OF
                      INDEPENDENT AUDITORS
                        (Proposal No. 1)

      KPMG LLP, which is currently serving as the Trust's auditors, has been selected by the Trust's Board of Trustees, including a majority of the Independent Trustees, as the Trust's independent auditors for the fiscal year ending June 30, 2000. Such selection is submitted to the shareholders for ratification or rejection.

     The firm has no direct or indirect financial interest in the Trust, the Trust's Administrator or the Trust's Adviser. It is expected that representatives of the firm will not be present at the meeting but will be available should any matter arise requiring their presence.

                           RECEIPT OF
                      SHAREHOLDER PROPOSALS

      Under  the  proxy  rules  of the  Securities  and  Exchange
Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Trust will so advise you.

     The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                         OTHER BUSINESS

      The Trust does not know of any other matter which will come up for action at the meeting. If any other matter or matters properly come up for action at the meeting, including any adjournment of the meeting, the proxy holders will vote the shares which your proxy card, telephone or internet vote entitles them to vote, in accordance with their judgment on such matter or matters. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                    TAX-FREE TRUST OF ARIZONA

          PROXY FOR SHAREHOLDERS MEETING NOVEMBER 19, 1999
       PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

      The undersigned shareholder of TAX-FREE TRUST OF ARIZONA (the "Trust") does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Friday, November 19, 1999 at the Arizona Biltmore, Grand Ballroom, 24th Street at Missouri, Phoenix, Arizona; at 10:00 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

     Telephone Voting (Touch-tone only)

      You can vote your shares by telephone. Read the proxy statement. To vote, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instruction using this proxy card as a guide. If you vote by phone, do not return the proxy card by mail.

     Internet voting

      You can vote your shares by the internet. Read the proxy statement. To vote, contact the Trust at www.proxyvote.com. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the internet, do not return the proxy card by mail.

     Proxy Card Voting

      You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

      MANAGEMENT RECOMMENDS A VOTE FOR ALL NOMINEES LISTED  BELOW
AND  FOR THE PROPOSAL LISTED BELOW. THE SHARES REPRESENTED HEREBY
WILL  BE  VOTED  AS  INDICATED BELOW  OR  FOR  IF  NO  CHOICE  IS
INDICATED.

      As to any other matter said attorneys shall vote in accordance with their best judgment.

     Annual Meeting Attendance
We encourage you to attend the Annual Meeting of Shareholders. If you can join us on November 19, please call us at 1-800-437-1020, e-mail us at info@aquilafunds.com or mail the planning card back to us along with your proxy vote.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
_________________________________________________________________
      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

TAX-FREE TRUST OF ARIZONA
     For address changes and/or comments, please check this box and write them on the back where indicated.
                                                       [_]

     Vote on Trustees

     2. Election of Trustees.

     1)  Lacy  B. Herrmann;  2) Arthur K. Carlson; 3)  Thomas  W.
     Courtney; 4 ) William  L. Ensign.; 5) Diana P. Herrmann;  6)
     John C. Lucking; 7) Anne J. Mills
                __
               [__]       For all
                __
               [__]       Withhold all
                __
               [__]       For all except

To withhold authority to vote, mark "For all Except" and write the nominee's number on the line below.

________________

Vote on Proposal

     1. Action on selection of KPMG LLP
       as independent auditors (Proposal No.1 in Proxy Statement)
                                   __            __
          FOR [__]  AGAINST  [__]  ABSTAIN [__]

PLEASE  SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON.  When signing as  a  custodian,  attorney,  executor,  administrator,  trustee,
guardian,  etc.,  please sign your full  title  as  such.   Joint
owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)